DELAWARE GROUP GOVERNMENT FUND

Delaware American Government Bond Fund

Supplement to the Prospectuses
dated September 30, 2003

The following supplements the section entitled "How we manage the Fund --The securities we typically invest in":

Securities	How we use them

Interest Rate Swap and Index Swap Agreements: In an interest rate swap, a fund receives payment from another party based on a floating interest rate in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse, with a fund receiving payments based on a fixed interest rate and making payments based on a floating interest rate. In an index swap, a fund receives gains or incurs losses based on the total return of an index, in exchange for making fixed or floating interest rate payments to another party.

The Fund may use interest rate swaps to adjust its sensitivity to interest rates by changing its duration. We may also use interest rate swaps to hedge against changes in interest rates. We use index swaps to gain exposure to markets that the Fund invests in, such as the corporate bond market. We may also use index swaps as a substitute for futures, options or forward contracts if such contracts are not directly available to the Fund on favorable terms.

Interest rate swaps and index swaps will be considered illiquid securities.

The following supplements the section entitled "How we manage the Fund--The risks of investing in the Fund":

Risks	How we strive to manage them

Market Risk Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

In evaluating the use of an index swap for the Fund, we carefully consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for the Fund, we focus on those dealers with high quality ratings and do careful credit analysis before engaging in the transaction.

Interest Rate Risk Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a portfolio could experience a higher or lower return than anticipated. For example, if a portfolio holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

The Fund, by investing in swaps, is subject to additional interest rate risk. The Fund will not invest in interest rate or index swaps with maturities of more than two years. Each business day we will calculate the amount the Fund must pay for any swaps it holds and will segregate enough cash or other liquid securities to cover that amount.

Credit risk The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the ability of the counterparty to maintain the agreed upon payment stream.

When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high quality ratings and do careful credit analysis before investing.
Liquidity Risk Swap agreements are considered to be illiquid.

Swap agreements entered into by the Fund will be treated as illiquid securities subject to the Fund's limitation on holding illiquid securities. However, most swap dealers will be willing to repurchase interest rate swaps.

This Supplement is dated October 13, 2003.